                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14A-6(E)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                             Latex Resources, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                             Latex Resources, INC.
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                      [LETTERHEAD OF LATEX APPEARS HERE]



                                 April 5, 1996




Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of LaTex Resources, Inc. (the "Company") which will be held on Thursday, May 16, 1996 at 10:00 a.m. at the Company's offices, 4200 East Skelly Drive, Suite 1000, Tulsa, Oklahoma.

     The formal notice of the Annual Meeting and Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return the enclosed Proxy as soon as possible in the envelope provided. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     The Board of Directors and management look forward to seeing you at the meeting.


                                   Sincerely yours,




                                   Jeffrey T. Wilson
                                   Chairman, President and
                                    Chief Executive Officer


Encls.

                             LATEX RESOURCES, INC.


                            4200 East Skelly Drive
                                  Suite 1000
                          Tulsa, Oklahoma 74135-3234
                                (918-747-7000)


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 16, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of LaTex Resources, Inc. (the "Company" or "LaTex") will be held at the Company's offices, 4200 East Skelly Drive, Suite 1000, Tulsa, Oklahoma 74135-3234, on Thursday, May 16, 1996 at 10:00 a.m., local time. A Proxy and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of six directors;

     2. A proposal to ratify the selection of Briscoe Robinson Co. as independent public accountants for 1996; and

     4. Such other matters as may properly come before the Meeting or any adjournments thereof.

     The close of business on March 29, 1996, has been fixed as the record date for determining Stockholders of the Company entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. For a period of at least ten days prior to the Meeting, a complete list of Stockholders entitled to vote at the Meeting shall be open to examination by any Stockholder during ordinary business hours at the offices of the Company, 4200 East Skelly Drive, Suite 1000, Tulsa, Oklahoma 74135-3234.

     Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     We hope that you will use this opportunity to take an active part in the affairs of your Company by voting on the business to come before the Meeting either by executing and returning the enclosed proxy or by casting your vote in person at the Meeting. The granting of a proxy will not affect your right to vote in person should you decide to attend the Meeting.

     IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. A PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE COMPLETED AND RETURNED.

                              By Order of the Board of Directors


                                    Stacey D. Smethers
                                          Secretary

Tulsa, Oklahoma
April 5, 1996

                             LATEX RESOURCES, INC.

                            4200 EAST SKELLY DRIVE
                                  SUITE 1000
                          TULSA, OKLAHOMA 74135-3234


                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 1996

     This Proxy Statement is being first mailed on April 5, 1996 to Stockholders of record on March 29, 1996 of LaTex Resources, Inc., a Delaware corporation (the "Company" or "LaTex"), by the Board of Directors to solicit proxies (the "Proxies") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's offices, 4200 East Skelly Drive, Suite 1000, Tulsa, Oklahoma, on Thursday, May 16, 1996, at 10:00 a.m., local time, or at such other time and place to which the Meeting may be postponed or adjourned.

     The purpose of the Meeting is to consider and act upon (i) the election of six directors; (ii) a proposal to ratify the selection of Briscoe Robinson Co. as the Company's independent public accountants for 1996; and (iii) such other matters as may properly come before the Meeting or any adjournments thereof.

     All shares represented by valid Proxies, unless the stockholder otherwise specifies, will be voted FOR (i) the election of the six persons named under "Proposal I -- Election of Directors" as nominees for election as directors of the Company; (ii) the proposal to ratify the selection of Briscoe Robinson Co. as the Company's independent public accountants for 1996; and (iii) at the discretion of the Proxy holders with regard to any other matter that may properly come before the Meeting or any postponements or adjournments thereof. Where a stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.

     A Proxy may be revoked at any time by providing written notice of such revocation to the Company c/o KeyCorp Shareholder Services, Inc., 5050 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270, which notice must be received prior to 5:00 p.m., local time, May 9, 1996. If notice of revocation is not received by such date, a stockholder may nevertheless revoke a Proxy if he attends the Meeting and desires to vote in person.

                       RECORD DATE AND VOTING SECURITIES

     The record date for determining stockholders entitled to vote at the Meeting was the close of business on March 29, 1996 (the "Record Date"), at which time the Company had issued and outstanding approximately 18,022,195 shares of Common Stock, $.01 par value ("Common Stock"), each share of which is entitled to one vote per share with respect to each matter to be acted upon at the Meeting. The Common Stock constitutes the only outstanding voting securities of the Company entitled to be voted at the Meeting.

                               QUORUM AND VOTING

     The presence at the Meeting, in person or by Proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum. Each share of Common Stock represented at the Meeting, in person or by Proxy, will be counted toward a quorum. Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Meeting. The affirmative vote of a majority of the issued and outstanding shares of the Common Stock present in person or by proxy at the Meeting is required for the election of directors and for the ratification of the appointment of the independent public accountants. Abstentions from voting will be treated as shares that are present for purposes of determining a quorum and for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the stockholders for a vote. If a broker indicates on the Proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter, however, they will be treated as shares that are present for purposes of determining a quorum.

                      PROPOSAL I -- ELECTION OF DIRECTORS

     There are six directors to be elected for one-year terms expiring at the Company's Annual Meeting of Stockholders in 1997 or at such time as their successors have been elected and qualified. It is intended that the names of the persons indicated below will be placed in nomination. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected. However, in case any nominee shall become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the Proxy holders will have discretionary authority in that instance to vote the Proxy for a substitute.

     Approval of the proposal to elect the six nominees to serve as directors requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by Proxy, at the Meeting. The Board of Directors recommends a vote "FOR" the following nominees.

     The nominees (the "Nominees") are as follows:

     Jeffrey T. Wilson, age 42, has been a director, Chairman of the Board and
     -----------------
Chief Executive Officer of the Company since December 1991. Mr. Wilson became President of the Company in July 1995 upon the resignation of James G. Borem. Mr. Wilson was a director and Executive Vice President of Vintage Petroleum, Inc. ("Vintage") from May 1990 to July 1991. He was Vice President--Production of Vintage from January 1984 to May 1990 and Manager--Acquisitions of Vintage from May 1983 to January 1984. From August 1980 to May 1983, Mr. Wilson was an engineer with Netherland, Sewell & Associates, Inc, a petroleum engineering consulting firm, where his assignments included annual reserve appraisals, reserve acquisition appraisals and field studies. From May 1975 to August 1980, he gained experience in the oil and gas industry with Exxon Company U.S.A. in various engineering and supervisory capacities in the Louisiana and South Texas areas. Mr. Wilson holds a Bachelor of Science Degree in Mechanical Engineering from the Rose-Hulman Institute of Technology.

     Malcolm W. Henley, age 44, has been Vice President of Marketing of the
     -----------------
Company since June 1992. Mr. Henley was elected to the Company's Board of Directors in September 1993. Mr. Henley has been Chairman of the Board, President, Chief Executive and Chief Operating Officer of the Company's wholly-owned subsidiary ENPRO, Inc. since August, 1984. From 1981 to 1984, Mr. Henley served as Manager of Operations for a natural gas pipeline company subsidiary of Champlin Petroleum (now Union Pacific Resources). From 1976 to 1979 he served as Vice President and General Manager of Utilities Pipeline Company and between 1975 and 1976 held various positions with Continental Oil Company. Mr. Henley has a Bachelor of Arts Degree in Business Administration from Oklahoma State University and an Associates Degree in Petroleum Land Technology from Tulsa Junior College.

     Philip J. Wade, age 47, has served as a director of the Company since
     --------------
December 1992. Together with A. Dean Fuller, Mr. Wade was a co-founder of Panda Resources, Inc. in 1983 and served as its President until February 1993. From February 1993 until July 1993 Mr. Wade served as Executive Vice President of Panda Resources, Inc. and President of LaTex Petroleum Corporation. Mr. Wade is currently President of Blue Grass Energy, Inc., an independent oil and gas company owned by Mr. Wade located in Tulsa, Oklahoma. Mr. Wade received a Bachelor of Science Degree in Petroleum Engineering from the University of Missouri and a Master of Science Degree in Industrial Management from the Georgia Institute of Technology.

     Dennis G. Strauch, age 46, has served as a director of the Company since
     -----------------
December 1992. Mr. Strauch is an independent oil and gas producer and consults from time to time with the Company with respect to its oil and gas operations. From August 1992 to the present, Mr. Strauch served as President of BOERNE Land and Cattle Company, Inc., a land development and energy investment company. He served as Senior Vice President of Acquisitions at Geodyne Resources from June 1988 until July 1992. Prior to that time, he served as Acquisition Vice President of Whiting Petroleum Corporation and held various technical and management positions with both domestic and international petroleum companies. Mr. Strauch holds an Engineering Degree in Geophysics from the Colorado School of Mines and a Masters in Business Administration Degree from the University of Denver.

     John R. Martinson, age 60, has been a director of the Company since May 4,
     -----------------
1995. Mr. Martinson has served as a consultant to the Company since August 1994. Since April 1988, Mr. Martinson has been a principal in the investment banking firm of Wood Roberts, Inc. where he has engaged in financial consulting. Since January 1996, Wood Roberts has also been engaged in research and analysis for a European investment banking and fund management company. Mr. Martinson earned his Bachelor of Science Degree in Engineering at Princeton University and holds a Masters in Business Administration Degree from Northwestern University.

     John L. Cox, age 45, has been a director of the Company since November
     -----------
1995. Mr. Cox became Vice President of Finance and Chief Financial Officer of the Company in January 1996. From February 1992 to December 1995, Mr. Cox held the position of Controller for the Company. Mr. Cox held the positions of Controller of Panada Exploration and Assistant Controller of Panda Resources from November 1990 to January 1993. Prior to that time, he held various managerial positions with Reading & Bates Petroleum Corporation. Mr. Cox holds a Bachelor of Science Degree in Accounting from Oklahoma City University.

     Each director is elected for a period of one year at the Company's Annual Meeting of Stockholders and serves until his successor is duly elected. Directors who are not officers of the Company receive no cash compensation for their services. Officers are elected by and serve at the will of the Board of Directors. There are no family relationships between any director, officer or person nominated or chosen to become a director or officer and any other such person.

     The business of the Company is managed under the direction of the Board of Directors. The Board meets from time to time during its fiscal year as necessary to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors met three times during the fiscal year ended July 31, 1995 at which directors' meetings all directors were present except Mr. James C. Lanshe, a former director, who was unable to attend any of these meetings. The Board of Directors also acted by unanimous written consent thirteen times during the fiscal year ended July 31, 1995.

     The Board of Directors has established a Compensation Committee whose current members are Messrs. Wilson, Strauch and Wade. The Compensation Committee reviews the Company's executive compensation policies and practices and administers the Company's 1993 Incentive Stock Plan. The Compensation Committee did not meet but acted by unanimous written consent one time during fiscal 1995. A report of the Compensation Committee on executive compensation is included in this Proxy Statement under the heading Management Compensation. The Board of Directors has not established an audit or any other committee.

       PROPOSAL II -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Board of Directors has appointed Briscoe Robinson Co. as the independent auditor of the Company for the fiscal year ending July 31, 1996. Briscoe Robinson Co. has been the independent auditor of the Company for each of the last three fiscal years. A proposal will be presented at the Meeting asking the Stockholders to ratify the appointment of Briscoe Robinson Co. as the Company's independent auditors.

     The affirmative vote of a majority of the shares present in person or by proxy at the Meeting and entitled to vote is required for the adoption of the proposal to ratify the selection of Briscoe Robinson Co. as the Company's independent auditors for 1996. The Board of Directors recommends a vote "FOR" the ratification of Briscoe Robinson Co. as the independent auditor for 1996.

     A representative of Briscoe Robinson Co. will be present at the Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

     As of March 15, 1996, the Company had 18,022,195 issued and outstanding shares of Common Stock. The following table sets forth, as of March 15, 1996, the number and percentage of shares of Common Stock of the Company owned beneficially by (i) each director and Nominee of the Company, (ii) each officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company to own of record or beneficially more than 5% of the Company's Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares indicated. As of March 15, 1996, the Company had 509 holders of Common Stock of record.

         NAME OF                       NUMBER OF SHARES
         BENEFICIAL OWNER (1)          BENEFICIALLY OWNED   PERCENT OF CLASS (1)
         --------------------          ------------------   --------------------
         Jeffrey T. Wilson (2)(9)             4,237,000              23.06 %

         James G. Borem (3)                     389,922               2.18 %

         Philip J. Wade (4)                     917,850               5.09 %

         Dewitt C. Shreve (5)                     4,862                *

         Malcolm W. Henley (2)(8)               510,000               2.79 %

         Dennis G. Strauch (6)                   38,000                *

         John R. Martinson (7)                  536,000               2.90 %

         John W. Heinsius (2)(8)                271,500               1.49 %

         Robert L. Hull (2)(8)                  325,000               1.77 %

         John L. Cox (2)(8)                     305,500               1.67 %

         All Executive Officers and           7,165,850              37.13 %
         Directors as a group
         (9 persons) (8)

______________________________

*  less than one percent.

(1) Based upon 18,022,195 issued and outstanding shares of Common Stock at March 15, 1996. Shares of Common Stock which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table.

(2) The mailing address of Messrs. Wilson, Henley, Heinsius, Hull and Cox is 4200 East Skelly Drive, Suite 1000, Tulsa, Oklahoma 74135.

(3)  The mailing address of Mr. Borem is 7209 S. Jamestown, Tulsa, Oklahoma
     74134.

(4) The mailing address of Mr. Wade is 5727 South Lewis, Suite 720, Tulsa, Oklahoma 74105.

(5) The mailing address of Mr. Shreve is 2909 Cole Avenue, Suite 100, Dallas, Texas 75204.

(6) The mailing address of Mr. Strauch is 16414 San Pedro, San Antonio, Texas 78232.

(7) Includes 100,000 shares and presently exercisable warrants to purchase 436,000 shares held by Wood Roberts, Inc., a corporation under the control of Mr. Martinson. The mailing address of Mr. Martinson is Suite 3150, 1201 Louisiana Street, Houston, Texas, 77002.

(8) Includes: (a) with respect to Mr. Henley, 300,000 shares issuable to him upon exercise of presently exercisable options; (b) with respect to Mr. Heinsius, 250,000 shares issuable to him upon exercise of presently exercisable options; (c) with respect to Mr. Hull, 325,000 shares issuable to him upon exercise of presently exercisable options; and (d) with respect to Mr. Cox' 225,000 shares issuable to him upon exercise of presently exercisable options.

(9) Includes 350,000 shares issuable to Mr. Wilson upon exercise of presently exercisable options and excludes 300,000 shares held by the Old National Bank in Evansville, Indiana, Trustee of the Jeffrey T. and Annalee Wilson Irrevocable Family Trust for the benefit of the Wilson children.

                              EXECUTIVE OFFICERS

     The executive officers of the Company, their ages, positions held with the Company and length of time in such positions are set forth below. All executive officers serve until their successors are elected and qualified. There are no family relationships between or among any of the named individuals. There are no arrangements or understandings between any of the named individuals and any other person or persons pursuant to which any of the named individuals are to be elected as officers.

                                                                       Officer
     Name                  Age               Position                   Since
     ----                  ---               --------                   -----
     Jeffrey T. Wilson      42     Director, Chairman of the             1991
                                   Board of Directors, President and
                                   Chief Executive Officer

     Malcolm W. Henley      44     Vice President of Marketing and       1992
                                   Director

     Robert L. Hull         43     Vice President of Operations          1992

     John W. Heinsius       45     Vice President, Geology, LaTex
                                   Petroleum Corporation                 1993

     John L. Cox            45     Vice President of Finance and         1996
                                   Chief Financial Officer

     Stacey D. Smethers     27     Secretary                             1995

The following is a brief description of the business experience of each of the executive officers listed above during the past five years other than Messrs. Wilson, Henley and Cox as to whom such information is set forth above under the heading "Election of Directors."

     Robert L. Hull became of Vice President of Operations of the Company in
     --------------
January 1992. Prior to joining the Company, Mr. Hull had been employed for seven years with Vintage Petroleum, Inc. in the position of Senior Operations Engineer. Prior to that time, Mr. Hull had been employed by other oil related companies, including Dowell-Schlumberger, Equitable Gas Co., Ladd Petroleum, Unit Corp. and Mapco. Mr. Hull holds a Bachelor of Science Degree in Geology from the University of Pittsburg.

     John W. Heinsius has been Vice President, Geology of LaTex Petroleum since
     ----------------
February 1993. From October 1989 to February 1993, Mr. Heinsius held the positions of Vice President of Exploration and Manager of Gas supply for Panda Resources, Inc. Mr. Heinsius held the positions of Director of Exploration and Manager of Gas Marketing for Transok, Inc. from 1985 to October 1989. Prior to this time, he held the titles of Exploration Manager and Vice President of Exploration for Buttonwood Petroleum, Chief Geologist for Indian Wells Oil Co., Staff Geologist for Ladd Petroleum Corp. and Exploration Geologist for Texaco, Inc. Mr. Heinsius hold a Bachelor of Arts Degree in Geology from Hope college and a Master of Science Degree in Geology from Western Michigan University.

     Stacey D. Smethers has been Secretary of the Company since November 15,
     ------------------
1995. Ms. Smethers has been Executive Assistant to the President of ENPRO, Inc. and Marketing Representative for the Company from August, 1992 to present. Ms. Smethers has more than seven years of varied experience in the oil and gas industry. Her areas of concentration include marketing, administration, and petroleum land management. Her prior titles include Executive Assistant, Operations Analyst, Credit Analyst, and Secretary.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION

     The table below sets forth, in summary form, (1) the compensation paid, for the years shown, to Jeffrey T. Wilson, the Company's Chairman of the Board, President and Chief Executive Officer, and the four other highest-paid executive officers of the Company serving as executive officers on July 31, 1995 (the "Named Officers"); (2) the stock options and stock appreciation rights granted to the Named Officers for the years shown; and (3) long-term payouts and other compensation to the Named Officers for the years shown.

                          SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                     --------------------------------------
                                    ANNUAL COMPENSATION                  AWARDS                  PAYOUTS
                       ----------------------------------------      ---------------------------------------
                                                                     RESTRICTED     SECURITIES
                                                 OTHER ANNUAL        STOCK          UNDERLYING      LTIP        ALL OTHER
NAME AND PRINCIPAL            SALARY   BONUS     COMPENSATION        AWARDS         OPTIONS/        PAYOUTS     COMPENSATION
POSITION               YEAR    ($)      ($)         ($)(1)              ($)         SARS (#)          ($)           ($)
- ---------------------  ----  -------   -----     --------------      ----------    -----------      -------     ------------
Jeffrey T. Wilson,     1995   97,200     200            ---             ---        150,000(2)         ---            ---
Chairman and Chief     1994   96,000     ---            ---             ---            ---            ---            ---
Executive Officer      1993   96,000     ---            ---             ---            ---            ---            ---

James G. Borem,        1995   88,698     200            ---             ---         50,000(2)(3)      ---            ---
President and Chief    1994   89,700     ---            ---             ---        125,000(4)(3)      ---            ---
Operating Officer      1993   96,000     ---            ---             ---            ---            ---            ---

Malcolm W. Henley,     1995   85,050     200            ---             ---         50,000(2)         ---            ---
Vice President of      1994   84,000     500            ---             ---        100,000(5)         ---            ---
Marketing              1993  119,000   2,500            ---             ---            ---            ---            ---

John W. Heinsius,      1995   83,100     200            ---             ---         50,000(2)         ---            ---
Vice President of      1994   82,000     500            ---             ---         50,000(4)         ---            ---
Exploration            1993   87,358     500            ---             ---            ---            ---            ---

Robert L. Hull,        1995   83,100     200            ---             ---         50,000(2)         ---            ---
Vice President of      1994   82,000     500            ---             ---        125,000(6)         ---            ---
Operations             1993   79,333   2,500            ---             ---            ---            ---            ---

Dewitt C. Shreve,      1995   72,900     200            ---             ---         50,000(2)(8)      ---            ---
Executive Vice         1994   72,000     ---            ---             ---        100,000(7)(8)      ---            ---
President              1993   72,000     ---            ---             ---            ---            ---            ---

______________________________

(1) None of the executive officers listed received perquisites or other personal benefits that exceeded the lesser of $50,000 or 10 percent of the salary and bonus for such officers.

(2) Reflects options issued pursuant to the Company's 1993 Incentive Stock Plan exercisable at any time until August 1, 2000 at an exercise price of $0.47 per share, the fair market value of the Company's common stock on the date of grant.

(3) Mr. Borem resigned his positions as President and Chief Operating Officer and director of the Company effective July 15, 1995, and his options lapsed at that time.

(4) Reflects options issued pursuant to the Company's 1993 Incentive Stock Plan exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market value of the Company's common stock on the date of grant.

(5) Reflects (a) options issued pursuant to the Company's 1993 Incentive Stock Plan to purchase 50,000 shares of common stock exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market value of the Company's common stock on the date of grant, and (b) options issued pursuant to the Company's 1993 Incentive Stock Plan to purchase 50,000 shares of common stock, issued in replacement of 50,000 non-qualified options issued to Mr. Henley in 1992, exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market of the Company's common stock on the date of grant. See "Option Exchange and Repricing" below.

(6) Reflects (a) options issued pursuant to the Company's 1993 Incentive Stock Plan to purchase 50,000 shares of common stock exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market value of the Company's common stock on the date of grant, and (b) options issued pursuant to the Company's 1993 Incentive Stock Plan to purchase 75,000 shares of common stock, issued in replacement of 75,000 non-qualified options issued to Mr. Hull in 1992, exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market of the Company's common stock on the date of grant. See "Option Exchange and Repricing" below.

(7) Reflects (a) options issued pursuant to the Company's 1993 Incentive Stock Plan to purchase 50,000 shares of common stock exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market value of the Company's common stock on the date of grant, and (b) options issued pursuant to the Company's 1993 Incentive Stock Plan to purchase 50,000 shares of common stock, issued in replacement of 50,000 non-qualified options issued to Mr. Shreve in 1992, exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market of the Company's common stock on the date of grant. See "Option Exchange and Repricing" below.

(8) Mr. Shreve resigned his position as Executive Vice President of the Company on January 31, 1996 and his options lapsed at that time.

OPTION GRANTS

     The table below sets forth, in summary form, with respect to the Named Officers, (i) the name of such officer receiving grants of stock options from the Company during the fiscal year ended July 31, 1995; (ii) the number of securities underlying the options; (iii) the percent such grant represents of the total options granted to employees during the fiscal year ended July 31, 1995; (iv) the per-share exercise price of the options granted; (v) the expiration date of the options; and (vi) the potential realizable value at assumed annual rates of stock price appreciation.

               OPTION GRANTS IN FISCAL YEAR ENDED JULY 31, 1995



                                                                                     Potential Realizable
                                                                                        Value at Assumed
                                                                                      Rates of Stock Price
                                                                                         Appreciation for
                        Individual Grants                                                  Option Term
- ------------------------------------------------------------------------------      ------------------------
                                        Percent of
                         Number of        Total
                         Securities    Options/SARS
                         Underlying     Granted to    Exercise or
                        Options/SARS   Employees in   Base Price    Expiration
         Name           Granted (#)    Fiscal Year     ($/Share)       Date           5% ($)         10% ($)
- ----------------------  ------------   ------------   -----------   ----------      -------          -------
Jeffrey T. Wilson            150,000        30.93%       $0.47      08/01/2000      $76,575          $96,600

James G. Borem                50,000        10.31%       $0.47      08/01/2000      $25,525          $32,200

Malcolm W. Henley             50,000        10.31%       $0.47      08/01/2000      $25,525          $32,200

John W. Heinsius              50,000        10.31%       $0.47      08/01/2000      $25,525          $32,200

Robert L. Hull                50,000        10.31%       $0.47      08/01/2000      $25,525          $32,200

Dewitt C. Shreve              50,000        10.31%       $0.47      08/01/2000      $25,525          $32,200

     During the year ended July 31, 1995 (i) no restricted stock awards were granted, (ii) other than as set forth above, no stock options or stock appreciation rights were granted, (iii) no options or stock appreciation rights were exercised, and (iv) no awards under any long-term incentive plan were made to any of the Named Officers.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE

     The following table sets forth information relating to the exercises of stock options by each of the Company's Named Officers during the year ended July 31, 1995 and the value of unexercised stock options as of July 31, 1995.

                   AGGREGATED OPTION EXERCISES IN THE FISCAL
                          YEAR ENDED JULY 31, 1995 AND
                          JULY 31, 1995 OPTION VALUES

                          OPTION EXERCISES
                             DURING YEAR
                         ENDED JULY 31, 1995
                        ---------------------     NUMBER OF SECURITIES
                         NUMBER OF               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                          SHARES                       OPTIONS AT             IN-THE-MONEY OPTIONS
                         ACQUIRED     VALUE          JULY 31, 1995              AT JULY 31, 1995
                                               --------------------------  --------------------------
        NAME            ON EXERCISE  REALIZED  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE  EXERCISABLE
        ----            -----------  --------  -------------  -----------  -------------  -----------
Jeffrey T. Wilson           --        $  --       150,000          --        $  9,000       $  --

James G. Borem (1)          --           --        50,000       125,000         3,000          --

Malcolm W. Henley           --           --        50,000       100,000         3,000          --

John W. Heinsius            --           --        50,000        50,000         3,000          --

Robert L. Hull              --           --        50,000       125,000         3,000          --

Dewitt C. Shreve (2)        --           --        50,000       100,000         3,000          --

_______________________________
(1) Mr. Borem resigned his positions as President and Chief Operating Officer and director of the Company effective July 15, 1995, and his options lapsed at that time.

(2) Mr. Shreve resigned his position as Executive Vice President of the Company on January 31, 1996 and his options lapsed at that time.


OPTION EXCHANGE AND REPRICING

 Report of the Board of Directors on Option Exchange and Repricing

     In 1994, the Board of Directors determined that, in connection with the adoption of the Company's 1993 Incentive Stock Plan, the Company should replace existing nonqualified stock options held by certain employees with qualified stock options issued under the Plan. As a result, all employees who were holders of nonqualified stock options were granted options under the Plan and their existing options were cancelled. These replacement options were issued for the same number of shares as the cancelled options and the exercise price for the new options was the fair market value of the Company's stock on the date of the replacement.

                                         Jeffrey T. Wilson
                                         Philip J. Wade
                                         Dennis Strauch
                                         Dewitt C. Shreve
                                         Malcolm W. Henley
                                         John R. Martinson
                                         John L. Cox

Option Repricing Table

     The following table sets forth information relating to the repricing of stock options held by any executive officer.

                             OPTION REPRICING TABLE

                                                          MARKET
                                           NUMBER OF      PRICE
                                           SECURITIES       OF       EXERCISE             LENGTH OF ORIGINAL
                                           UNDERLYING     STOCK      PRICE AT     NEW        OPTION TERM
                               DATE OF      REPRICED     AT TIME      TIME OF   EXERCISE  REMAINING AT DATE
     NAME AND POSITION        REPRICING     OPTIONS    OF REPRICING  REPRICING   PRICE       OF REPRICING
     -----------------       ------------  ----------  ------------  ---------  --------  ------------------
Malcolm W. Henley,           May 24, 1994    50,000       $0.91        $2.47     $.875    3 years, 7 months
 Vice President of
 Marketing (1)

Robert L. Hull,              May 24, 1994    25,000       $0.91        $2.47     $.875    3 years, 7 months
 Vice President                              50,000       $0.91        $ .85     $.875     1 year, 8 months
 of Operations (2)

Dewitt C. Shreve,            May 24, 1994    50,000       $0.91        $2.47     $.875    3 years, 7 months
 Executive Vice
 President (3)

_______________________________
(1) Reflects options issued pursuant to the Company's 1993 Incentive Stock Plan to purchase 50,000 shares of common stock, issued in replacement of 50,000 non-qualified options issued to Mr. Henley in 1992, exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market of the Company's common stock on the date of grant.

(2) Reflects options issued pursuant to the Company's 1993 Incentive Stock Plan to purchase 75,000 shares of common stock, issued in replacement of 75,000 non-qualified options issued to Mr. Hull in 1992, exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market of the Company's common stock on the date of grant.

(3) Reflects options issued pursuant to the Company's 1993 Incentive Stock Plan to purchase 50,000 shares of common stock, issued in replacement of 50,000 non-qualified options issued to Mr. Shreve in 1992, exercisable at any time until May 25, 1999 at an exercise price of $0.875 per share, the fair market of the Company's common stock on the date of grant. Mr. Shreve resigned his position as Executive Vice President of the Company on January 31, 1996 and his options lapsed at that time.


INCENTIVE STOCK PLAN

     The Board of Directors adopted the LaTex Resources, Inc. 1993 Incentive Stock Plan (the "Plan") effective December 8, 1993 and the Stockholders approved the Plan at the Company's Annual Meeting on June 2, 1994. The Plan is administered by a Compensation Committee consisting of not less than three members of the Board of Directors and a special committee appointed by the Board of Directors, as necessary, consisting of not less than three members of the Board, who are "disinterested persons" within the meaning of Securities and Exchange Commission ("SEC") Rule 16b-3 to address decisions regarding participation by directors and executive officers.

     The aggregate number of shares of the Company's Common Stock issuable under the Plan is 2,000,000. The Plan authorizes the Committee to grant to key employees options ("Options") to purchase the Company's Common Stock which may be in the form of incentive stock options ("ISO's"), or in the form of non-statutory options ("Non-Statutory Options"). Additionally, the Committee may grant stock appreciation rights ("SAR's") in connection with such Options. The term of each Option is for such period as the Committee shall determine but no longer than ten years from the date of grant or five years to an individual who is a 10% stockholder of the Company. The aggregate fair market value exercisable by an individual optionee during any calendar year under all stock option plans of the Company may not exceed $100,000. The exercise price per share for the Common Stock covered by any Options shall be determined by the Committee, provided that in the case of an ISO, the per share exercise price shall be not less than the fair market value (or in the case of an ISO granted to an individual who at the time is a 10% stockholder, 110% of the fair market value) of one share of Common Stock.

     The Plan additionally authorizes the Committee to grant restricted Common Stock ("Restricted Stock") to key employees. The Committee may designate a restriction period with respect to such shares of not less than one year but not more than five years during which an employee will not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded to him provided, that within such limitations, the Committee may provide for the lapse of such restrictions where deemed appropriate.

     To date, the Company has granted ISO's under the Plan to Messrs. Wilson, Borem, Henley, Heinsius, Hull, Cox and Shreve as described in the Summary Compensation Table and the Option Grants Table above.

EMPLOYMENT AGREEMENTS

     Except for its employment agreement with Malcolm W. Henley discussed below, the Company has no employment agreements with any of its officers or employees. All officers of the Company devote substantially all their entire business time and energies to the Company.

     Effective June 1, 1992, the Company's wholly-owned subsidiary, ENPRO, entered into an employment agreement with Malcolm W. Henley as its President. The agreement provides for an annual base salary of $84,000, subject to review and adjustment and additional bonus compensation as determined by ENPRO. The initial term of the agreement extended through May 31, 1995 and automatically extends for additional periods of one year each until terminated by either Henley or ENPRO at least 30 days prior to the expiration of any renewal terms.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Overview and Philosophy.  The Company is engaged in a highly competitive
     -----------------------
industry. In order to succeed, the Company believes that it must be able to attract and retain qualified executives. To achieve this objective, the Company has structured an executive compensation system tied to operating performance that the Company believes has enabled it to attract and retain key employees.

     During fiscal 1995, the members of the Compensation Committee were responsible for determining executive compensation levels. The Compensation Committee, as part of its review and consideration of executive compensation, takes into account, among other things, the following goals:

     . Provision of incentives and rewards that will attract and retain highly qualified and productive people;

     .         Motivation of employees to high levels of performance;

     .         Differentiation of individual pay based on performance;

     .         Ensuring external competitiveness and internal equity; and

     .         Alignment of Company, employee and Stockholder interests.

     To date, the Company's primary method of attracting and retaining key employees has been the payment of salaries which it believes to be competitive. Additionally, in order to achieve the Company's goals, the Company's executive compensation policies integrate annual base compensation with bonuses, stock options, stock appreciation rights and restricted stock awards under the Company's 1993 Incentive Stock Plan (the "Plan"). Compensation through stock options, stock appreciation rights and awards of restricted stock is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

     Chief Executive Officer's Compensation for Fiscal 1995.  The Company's
     ------------------------------------------------------
Chief Executive Officer, Jeffrey T. Wilson, receives an annual base salary of $97,200. Stock options were granted to Mr. Wilson to purchase 150,000 shares of Common Stock at an exercise price of $0.47 per share. These options were granted as part of a grant of options under the Plan to executive officers of the Company designed to provide incentives to management for the long-term growth of the Company.

     Compensation of Executive Officers.  Compensation of the Company's
     ----------------------------------
executive officers is comprised of base salary and stock options granted under the Plan. In determining salaries for executive officers in fiscal 1995, the Board of Directors took into account individual experience and performance of its executive officers, as well as the Company's operating performance for fiscal 1995 and the attainment of financial and strategic objectives. Stock options under the Plan were granted to various executive officers of the Company in order to provide management with incentives to meet long-term growth goals for the Company.

                                              Jeffrey T. Wilson
                                              Dennis G. Strauch
                                              Philip J. Wade

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total Stockholder return on the Company's Common Stock during the five fiscal years ended July 31, 1995 with the cumulative total return on the S&P 500 Index and the S&P Oil & Gas Drilling Index. The comparison assumes $100 was invested on July 31, 1990 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                             [GRAPH APPEARS HERE]



                                                    July 31,
                 ---------------------------------------------------------------------------------
                    1990         1991          1992          1993          1994           1995
                 ----------------------------------------------------------------------------------
     LaTex       $100.00        $ 83.25       $988.24      $1,717.65      $294.12        $200.00
     (1)(2)

     S&P 500     $100.00        $112.76       $127.18      $  138.29      $145.42        $183.39

     S&P Oil     $100.00        $ 70.46       $ 64.34      $   87.32      $ 76.20        $ 73.48
     and Gas
     Drilling                                                     Source:  S&P Compustat Services, Inc.
     Index (1)

___________________________
(1) Prior to December 1991, the Company's predecessor, Video Science Technology, Inc. ("VSTI"), was a substantially inactive public company. In December 1991, control of VSTI was acquired by Jeffrey T. Wilson, James G. Borem and Dewitt C. Shreve in connection with the acquisition by VSTI (the "LaTex Exchange Transaction") of their shares of LaTex Petroleum Corporation ("LaTex Petroleum"), representing 100% of LaTex Petroleum's issued and outstanding shares, in exchange for a total of 7,000,000 newly issued shares of VSTI Common Stock, representing approximately 61% of VSTI's resulting issued and outstanding Common Stock. Following the LaTex Exchange Transaction, the Company resumed active operations in the business of exploration for and production of oil and gas through LaTex Petroleum, which, as a result of the LaTex Exchange Transaction, had become a wholly-owned subsidiary of the Company. The yearly percentage change in cumulative stockholder return on the Company's common stock reflected above reflects the Company's transition from an inactive corporation in 1991 to a corporation engaged in the business of exploration for and production of oil and gas.

(2) Prices used for LaTex Resources, Inc. are the average of the closing bid and closing asked price when available. Otherwise, an average of the high and low bid and asked prices were used. If price information was not available on a certain date, the closest available date was used.



CERTAIN TRANSACTIONS AND RELATIONSHIPS

     At July 31, 1995, Jeffrey T. Wilson, Chairman and Chief Executive Officer of the Company, was indebted to the Company in the aggregate principal amount of $62,100 pursuant to unsecured promissory notes due on demand and each bearing interest at the rate of 8% per year. Mr. Wilson is also indebted to the Company in the amount of $65,980 representing expense and other cash advances to Mr. Wilson.

     In connection with the sale by the Company of Panda Resources, Inc. in July 1993, the Company entered into separate agreements dated September 22, 1993 with Philip J. Wade and Dean Fuller pursuant to which the Company and Messrs. Wade and Fuller agreed to terminate their Non-Competition Agreements in exchange for payment by the Company, on or before November 21, 1993, of $25,000 each to Messrs. Wade and Fuller. In connection with the termination of the Non-Competition Agreements, Jeffrey T. Wilson, Chairman and Chief Executive Officers of the Company, assumed the indebtedness of Messrs. Wade and Fuller to the Company in the principal amounts of $162,788 and $176,862, respectively. At July 31, 1995, Mr. Wilson owed the Company a total of $339,650 pursuant to his assumption of this indebtedness. Subsequent to July 31, 1995, and in consideration for the additional services being performed by Mr. Wilson, the Company has agreed to forgive this indebtedness of Mr. Wilson to the Company in the amount of $180,000 on February 1, 1996, and the balance of $159,650 on February 1, 1997.

     At July 31, 1995, Malcolm Henley, Vice President of Marketing and a director of the Company, was indebted to the Company in the aggregate principal amount of $55,000 pursuant to two unsecured promissory notes due on demand and each bearing interest at the rate of 8% per year. In addition, at July 31, 1995, the Company held an account receivable from Mr. Henley in the amount of $20,275 representing amounts paid on Mr. Henley's behalf in connection with the Company's acquisition of ENPRO.

     At July 31, 1995, the Company had an account receivable from James G. Borem, President and a director of the Company, in the amount of $16,289 representing cash advanced to Mr. Borem.

     At July 31, 1995, Steve Wilson, a former officer of the Company, was indebted to the Company in the principal amount of $75,392 pursuant to a promissory note.

     A portion of the Company's oil and gas production is sold to its wholly-owned subsidiary, ENPRO, under short-term contracts. The Company believes that the terms of such contracts are fair and reasonable. The Company receives no less from the sale of production to ENPRO than it would receive from sales to unrelated third parties.

     Since January 1993 the Company has leased a condominium located in Tulsa, Oklahoma owned by Jeffrey T. Wilson, Chairman and Chief Executive Officer of the Company. Under the terms of the oral lease arrangement, the Company pays Mr. Wilson approximately $1,100 per month. The condominium is used by the Company to house its out of town employees and guests.

     The Company owns 5,000,000 shares of common stock of Wexford Technology, Incorporated ("Wexford") representing approximately 37% of Wexford's issued and outstanding common stock. In addition, the Company has an agreement with Wexford that provides for the issuance of additional Wexford shares to the Company as an incentive for providing certain loans to Wexford. Wexford's wholly-owned subsidiary, Waste Conversion Corp. ("Waste Conversion"), holds the exclusive license to certain proprietary microwave technology utilized to reclaim crude oil from oilfield waste, including tank bottoms, to reform or blend crude oils with varying gravities, to reduce paraffin content of waxy crude oil and to remove naturally occurring radioactive material from oil field produced fluids. Wexford is a development-stage company. Through December 1993, the Company had invested $943,577 in construction of a commercial crude oil blending and processing facility in

Troy, Alabama utilizing the proprietary processing technology. The facility was substantially completed in April 1992, at which time the Company concluded that the proprietary technology for crude oil and tank bottoms processing required no further research and development to meet all material functional and economic requirements necessary for commercial exploitation. Since that time the Company has conducted numerous tests of the process on various qualities and types of oil tank bottom material and blended crude oil. The Company has also conducted tests to evaluate other commercial applications for the process technology, including the removal of sulfur from crude oil and the removal of naturally occurring radioactive material from oil tank bottoms. The Company has subsequently advanced Wexford or Waste Conversion approximately $1,233,000 through October 31, 1995 in the form of loans for operating capital and repayment of indebtedness on behalf of Wexford. The Company's investment in Wexford is accounted for using the equity method. As a result, the Company's retained earnings at July 31, 1995 were reduced by $191,778 reflecting the Company's share of Wexford losses for the period ended July 31, 1995.

     At present, the Alabama processing facility is not commercially active and Wexford and Waste Conversion are seeking to raise additional debt or equity capital necessary to move the facility to a permanent site in Eucutta, Mississippi and begin full scale commercial operations. No assurance can be given that Wexford or Waste Conversion will be successful in raising additional capital.

     The Company owns 3,798,730 shares of the common stock of Imperial Petroleum, Inc. ("Imperial") representing approximately 16% of Imperial's issued and outstanding common stock. Imperial's wholly-owned subsidiary, Ridgepointe Mining Company, owns gold and copper mining claims in Arizona and participates in a joint venture to explore and develop certain gold mining claims in Mexico. Through October 31, 1995, the Company has invested $1,074,775 in Imperial, consisting primarily of loans for operating capital. The Company's investment in Imperial is recorded under the equity method of accounting. As a result, the Company's retained earnings at July 31, 1995 were reduced by $107,060 reflecting the Company's share of Imperial losses for the period ended July 31, 1995.

     At present, Imperial is actively seeking to raise additional debt or equity capital to fund its operations. No assurance can be given that Imperial will be successful in raising additional capital.

     The Company has entered into an agreement with Wood Roberts, Inc. ("WRI"), a company controlled by John R. Martinson, a director of the Company, pursuant to which WRI acts as a financial advisor to the Company. Under the agreement, the Company pays WRI a monthly fee of $4,000 and has agreed to pay WRI a success fee in connection with any merger or acquisition involving a party introduced to the Company by WRI, and any financing facility arranged by WRI. WRI assisted the Company in obtaining its credit facility with Bank of America. Through July 31, 1995, the Company paid WRI cash retainer and success fees of $356,102. From August 1, 1995 through October 31, 1995, the Company paid WRI additional cash retainer and success fees of $39,630. In addition, the Company issued to WRI six year common stock purchase warrants to purchase 536,000 shares at $0.75 per share, of which WRI has exercised and purchased 100,000 shares. As of March 4, 1996, the agreement with WRI was terminated by agreement of the parties, although the Company may still be obligated to pay WRI a success fee under the terms of the original agreement.

                            SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership on Form 3 and reports of changes in ownership on Forms 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers ("NASD"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon a review of Form 3, 4 and 5 filings made by the Company's current officers and directors during the fiscal year ended July 31, 1995 under
Section 16(a) of the Exchange Act, the Company believes that: (i) John R. Martinson, a director of the Company, failed to timely file one initial statement of beneficial ownership on Form 3, respecting his acquisition of both common stock and common stock purchase warrants of the Company; (ii) Jeffrey T. Wilson, Chairman, President and Chief Executive Officer, 10% beneficial owner and a director of the Company, failed to timely file three statements of change in beneficial ownership on Form 4, respecting three transactions involving the disposition of common stock of the Company;
(iii) James G. Borem, formerly President and Chief Operating Officer and formerly a director of the Company, failed to timely file one statement of change in beneficial ownership on Form 4, respecting one transaction involving the disposition of common stock of the Company; and (iv) Dewitt C. Shreve, a director and Executive Vice President of the Company, failed to timely file one statement of change in beneficial ownership on Form 4, respecting four transactions involving disposition of the common stock of the Company. All of the referenced delinquent filings have now been made. Except as set forth above, the Company believes that its current officers and directors have made all requisite filings under Section 16(a) of the '34 Act on a timely basis.

                             STOCKHOLDER PROPOSALS

     Stockholders may submit proposals on matters appropriate for Stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 1997 Annual Meeting of Stockholders, such proposals must be received by the Company not later than December 9, 1996. Such proposals should be directed to LaTex Resources, Inc., 4200 East Skelly Drive, Suite 1000, Tulsa, Oklahoma 74135-3234, Attention:
President.

                                 OTHER BUSINESS

     The Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

                                 MISCELLANEOUS

     All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

                           ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report to Stockholders for the fiscal year ended July 31, 1995, which includes financial statements (the "Annual Report"), accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

                            By Order of the Board of Directors



                                     Stacey D. Smethers
                                         Secretary
Tulsa, Oklahoma
April 5, 1996

- -------------------------------------------------------------------------------

                             LATEX RESOURCES, INC.
                          ANNUAL MEETING MAY 16, 1996


P The undersigned, having received the Notice and accompanying Proxy Statement for said Annual Meeting of Stockholders, hereby appoints Jeffrey T. Wilson and John L. Cox with power of substitution in each, Proxies to vote at the Annual Meeting of Stockholders to be held May 16, 1996, at 10:00 a.m., local
R time at the Company's offices, 4200 East Skelly Drive, Suite 1000, Tulsa, Oklahoma and at any adjournment thereof all shares of common stock of Latex Resources, Inc. which the undersigned may be entitled to vote. The above Proxies are hereby instructed to vote as shown on the reverse side of this
O  card.

   Election of Directors, Nominees:

X  Jeffrey T. Wilson, Malcolm W. Henley, Philip J. Wade,
   Dennis G. Strauch, John R. Martinson and John L. Cox

Y THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. WHERE AUTHORITY TO VOTE IS NOT WITHHELD OR WHERE THE PROXY IS NOT DIRECTED TO VOTE AGAINST OR ABSTAIN FROM VOTING, THIS PROXY WILL BE VOTED IN FAVOR OF THE FOREGOING PROPOSALS.
   The undersigned hereby acknowledges receipt of the Proxy Statement dated April 5, 1996.

   If this Proxy is not dated in the space provided on the reverse side it will be deemed to bear the date on which it is mailed to the Stockholder.

   NO.   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

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
[X] Please mark your                                   SHARES IN YOUR NAME
    votes as in this
    example.

                FOR    WITHHELD
1. ELECTION OF  [_]      [_]                         2. PROPOSAL TO APPROVE THE APPOINTMENT OF       FOR   AGAINST   ABSTAIN
   DIRECTORS                                            BRISCOE ROBINSON CO. AS INDEPENDENT PUBLIC   [_]     [_]       [_]
   (See Reverse)                                        ACCOUNTANTS FOR 1996.

- ----------------------------------------------
For, except as marked  to the contrary above         3. In their discretion, upon other matters as may properly come before the meeting.




SIGNATURE(S)_________________________________________________________________________________ DATE_________

SIGNATURE(S)_________________________________________________________________________________ DATE_________
NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                                                     FOLD AND DETACH HERE
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